Pzena International Small Cap Value Fund
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 97.2%	Shares	Value
Australia - 5.1%
Elders Ltd.	125,417	$637,249
Elders Ltd. (a)	24,835	126,188
Perenti Ltd.	1,002,432	810,759
		1,574,196

Austria - 1.2%
ams-OSRAM AG (a)	56,058	361,057

Belgium - 2.4%
Umicore S.A.	68,817	741,766

Canada - 6.1%
Linamar Corp.	11,814	518,701
Spin Master Corp. (b)	33,500	780,522
Transcontinental, Inc. - Class A	48,872	595,170
		1,894,393

Denmark - 2.2%
Solar A/S - Class B	15,367	669,574

Finland - 1.7%
Nokian Renkaat Oyj	68,913	536,419

France - 3.8%
Nexity S.A. (a)	49,691	612,276
Rexel S.A.	22,086	570,413
		1,182,689

Germany - 5.0%
Aurubis AG	10,412	819,713
Duerr AG	30,897	713,736
		1,533,449

Hong Kong - 5.3%
Pacific Basin Shipping, Ltd.	1,345,929	320,047
VTech Holdings, Ltd.	101,000	689,994
Yue Yuen Industrial (Holdings), Ltd.	287,000	641,877
		1,651,918

Ireland - 10.1%
Bank of Ireland Group PLC	39,508	346,024
C&C Group PLC	454,154	855,270
Origin Enterprises PLC	339,842	1,100,724
Permanent TSB Group Holdings PLC (a)	527,907	831,218
		3,133,236

Italy - 5.1%
Anima Holding S.p.A. (b)	116,655	769,235
BPER Banca	129,490	790,651
		1,559,886

Japan - 22.3%
DIC Corp.	14,400	313,861
Fukuoka Financial Group, Inc.	21,200	587,334
Kanto Denka Kogyo Co., Ltd.	115,100	842,392
KH Neochem Co., Ltd.	61,300	833,367
Sankyu, Inc.	9,200	318,217
Sawai Group Holdings Co., Ltd.	53,100	771,754
Teijin, Ltd.	74,700	657,054
THK Co., Ltd.	30,700	740,543
Tokai Carbon Co., Ltd.	83,100	503,438
Toyota Boshoku Corp.	60,900	774,810
Zeon Corp.	57,000	535,083
		6,877,853

Netherlands - 2.7%
Signify N.V. (b)	36,940	826,788

Republic of Korea - 1.1%
WONIK IPS Co., Ltd. (a)	20,958	343,278

Spain - 2.3%
Unicaja Banco S.A. (b)	560,902	721,947

Switzerland - 0.8%
Ferrexpo PLC (a)	236,110	244,255

United Kingdom - 20.0%
Burberry Group PLC	32,213	368,165
Direct Line Insurance Group PLC	185,862	555,299
Hays PLC	770,061	769,679
Ibstock PLC	460,884	1,093,140
Pennon Group PLC	96,453	740,068
Sabre Insurance Group PLC (b)	525,400	877,126
Senior PLC	550,239	1,016,614
Travis Perkins PLC	46,229	447,355
Wizz Air Holdings PLC (a)	19,364	317,111
		6,184,557
TOTAL COMMON STOCKS (Cost $29,446,030)		30,037,261

SHORT-TERM INVESTMENT - 2.8%
Money Market Fund - 2.8%
First American Government Obligations Fund - Class X, 4.56% (c)	859,551	859,551
TOTAL SHORT-TERM INVESTMENT (Cost $859,551)		859,551

TOTAL INVESTMENTS - 100.0% (Cost $30,305,581)		30,896,812
Other Assets in Excess of Liabilities - 0.0% (d)		11,949
TOTAL NET ASSETS - 100.0%		$30,908,761
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG - Aktiengesellschaft
A/S – Aksjeselskap N.V. – Naamloze Vennootschap
Oyj - Julkinen Asakeyhtio
PLC - Public Limited Company
S.A. – Société Anonyme
S.p.A. - Società per Azioni

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of November 30, 2024, the value of these securities total $3,975,618 or 12.9% of the Fund’s net assets.

(c)	The rate shown represents the 7-day annualized yield as of November 30, 2024.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Pzena International Small Cap Value Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$30,037,261	$–	$–	$30,037,261
Money Market Fund	859,551	–	–	859,551
Total Investments	$30,896,812	$–	$–	$30,896,812

Refer to the Schedule of Investments for further disaggregation of investment categories.